AMENDMENT NO. 3 TO RIGHTS AGREEMENT

THIS AMENDMENT NO. 3 TO RIGHTS AGREEMENT (“Amendment No. 3”) is dated as of the 22nd day of December, 2009, by and between Checkpoint Systems, Inc., a Pennsylvania corporation (the “Company”), and American Stock Transfer & Trust Company, LLC, a New York limited liability trust company (formerly American Stock Transfer & Trust Company) (the “Rights Agent”).

WHEREAS, the Company and the Rights Agent are parties to that certain Rights Agreement, dated as of March 10, 1997, as amended by that certain Amendment No. 1 to Rights Agreement, dated as of March 2, 2007 and as further amended by Amendment No. 2 to Rights Agreement, dated August 5, 2009 (as so amended, the “Rights Agreement”);

WHEREAS, the Board of Directors of the Company has considered the reasons underlying the adoption of the Rights Agreement;

WHEREAS, the Board of Directors of the Company has considered and discussed the corporate governance implications of the Rights Agreement;

WHEREAS, the Company and the Rights Agent desire to amend the Termination Date of the Rights Agreement to December 24, 2009; and

WHEREAS, the Board of Directors of the Company has authorized this Amendment No. 3 at a meeting of the Directors duly called and held.

NOW, THEREFORE, in consideration of the premises and mutual agreements set forth in the Rights Agreement and this Amendment No. 3, the parties, intending to be legally bound, hereby agree as follows:

1. Amendments to Rights Agreement.  The Rights Agreement is hereby amended as follows:

a) Section 7(a) of the Rights Agreement is hereby amended by deleting the date “March 10, 2017” immediately preceding the parenthetical “(the “Final Expiration Date”)” in such section, and replacing it with the date “December 24, 2009”.

b) Exhibit A to the Rights Agreement is hereby amended by deleting the date “March 10, 2017” in each place in which such date appears in Exhibit A, and replacing it with the date “December 24, 2009”.

c) Exhibit B to the Rights Agreement is hereby amended by deleting the date “March 10, 2017” in each place in which such date appears in Exhibit B, and replacing it with the date “December 24, 2009”.

2. References to “Agreement”.  The term “Agreement” as used in the Rights Agreement shall be deemed to refer to the Rights Agreement as amended by Amendment No. 1, dated March 2, 2007,
   Amendment No. 2, dated August 5, 2009, and as further amended by this Amendment No. 3.

3.  Effectiveness.  This Amendment No. 3 shall be effective as of the date hereof.

4. Counterparts.  This Amendment No. 3 may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Signature page follows.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 3 to be duly executed as of the day and year first above written.

ATTEST:                                                                                                                          CHECKPOINT SYSTEMS, INC.

           /s/ Raymond D. Andrews                                                                                   _____/s/ Robert P. van der Merwe
Title:  Senior Vice President and                                                                                  Title:  Chairman of the Board,
           Chief Financial Officer                                                                                                   President and Chief Executive Officer

ATTEST:                                                                                                                          AMERICAN STOCK TRANSFER &.
                                                                                                                                           TRUST COMPANY LLC
            /s/ Susan Silber                                                                                                    _____/s/ Herbert J. Lemmer
Title:  Assistant Secretary                                                                                              Title:  Vice President